Business Combinations - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities (Details) - Share Purchase Agreement [Member] $ in Thousands	Dec. 02, 2021 USD ($)
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities [Line Items]
Net liabilities, excluding $1,548 of cash acquired	$ (2,762)
Intangible assets, net of deferred tax liabilities	7,445
Goodwill	15,261
Total assets acquired	$ 19,944